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                           SMITH BARNEY INCOME FUNDS
                               on behalf of the
                SMITH BARNEY DIVERSIFIED STRATEGIC INCOME FUND
                                 (the "fund")

                        Supplement dated July 12, 2002
                     to Prospectus dated November 28, 2001

The following information replaces the portfolio management information set forth under the section "Management."

   Roger Lavan, Peter J. Wilby, Simon R. Hildreth and Beth A. Semmel are responsible for the day-to-day management of the fund's portfolio. Mr. Lavan, Mr. Wilby and Ms. Semmel are investment officers of the manager and managing directors of Salomon Brothers Asset Management Inc, an affiliate of the manager. Mr. Hildreth is an investment officer of the manager and managing director of the subadvisor, Smith Barney Global Capital Management, Inc. an affiliate of the manager.

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